UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2018

Commission file number 001-11625

Pentair plc

(Exact name of Registrant as specified in its charter)

Ireland	98-1141328
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

43 London Wall, London, EC2M 5TF United Kingdom

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: 44-207-347-8925

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    Pentair plc (the “Company”) previously announced its intention to separate into two independent, publicly-traded companies (the “Separation”). On February 27, 2018, each of Jerry W. Burris, Edward P. Garden, David H.Y. Ho, Randall J. Hogan, Ronald L. Merriman and William T. Monahan provided notice of their resignation as directors of the Company, in each case subject to, conditioned upon and effective as of, the completion of the Separation. Messrs. Burris, Ho, Hogan, Merriman and Monahan will join the board of directors of nVent Electric plc upon completion of the Separation. Also on February 27, 2018, Carol Anthony (John) Davidson provided notice of his retirement as a director of the Company effective as of the earlier of the completion of the Separation or the conclusion of the 2018 Annual General Meeting of Shareholders.

(d)    On February 27, 2018, the Board of Directors of the Company approved the appointment of Theodore L. Harris, Matthew H. Peltz, Michael T. Speetzen and John L. Stauch as directors of the Company, in each case subject to, conditioned upon and effective as of, the completion of the Separation. Upon completion of the Separation, Messrs. Harris and Speetzen will serve as members of the Audit and Finance Committee and Mr. Peltz will serve as a member of the Compensation Committee and the Governance Committee.

Messrs. Harris, Peltz and Speetzen will participate in the Company’s standard non-employee director compensation arrangements described under “Director Compensation” in the Company’s preliminary proxy statement filed with the U.S. Securities and Exchange Commission on February 27, 2018. Mr. Stauch, as the Company’s Chief Executive Officer after the Separation, will not receive separate compensation for his service as a director. In connection with their appointment, Messrs. Harris, Peltz, Speetzen and Stauch will enter into a Deed of Indemnification with the Company, as well as an Indemnification Agreement with Pentair Management Company, a subsidiary of the Company, the forms of which were filed as Exhibits 10.15 and 10.16, respectively, to the Company’s Current Report on Form 8-K filed with the SEC on June 3, 2014 and are incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on February 27, 2018.

PENTAIR PLC
Registrant

By:	/s/ Angela D. Jilek
Angela D. Jilek
Senior Vice President, General Counsel and Secretary